Fees Summary	Sep. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,540,667.87
Previously Paid Amount	0.00
Total Fee Amount	4,522.68
Total Offset Amount	0.00
Net Fee	$ 4,522.68